                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: PHILIP SERVICES CORPORATION               PETITION DATE: 06/02/03

                                                     CASE NUMBER: 03-37718-H2-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH:            JULY        YEAR: 2003

                            [In Thousands of Dollars]

               MONTH                      JUN - 2003     JUL - 2003     AUG - 2003    SEP - 2003    OCT - 2003    NOV - 2003
--------------------------------------    ----------     ----------     ----------    ----------    ----------    ----------
REVENUES (MOR-6)                          $   63,454     $   60,467     $       --    $       --    $       --    $       --
                                          ----------     ----------     ----------    ----------    ----------    ----------
INCOME BEFORE INT. DEPREC./TAX (MOR-6)    $    3,225     $   (2,624)    $       --    $       --    $       --    $       --
                                          ----------     ----------     ----------    ----------    ----------    ----------
NET INCOME (LOSS) (MOR-6)                 $   (7,680)    $   (6,507)    $       --    $       --    $       --    $       --
                                          ----------     ----------     ----------    ----------    ----------    ----------
PAYMENTS TO INSIDERS (MOR-9)              $      363     $      333     $       --    $       --    $       --    $       --
                                          ----------     ----------     ----------    ----------    ----------    ----------
PAYMENTS TO PROFESSIONALS (MOR-9)         $       --     $       10     $       --    $       --    $       --    $       --
                                          ----------     ----------     ----------    ----------    ----------    ----------
TOTAL DISBURSEMENTS (MOR-7)               $   54,261     $   73,577     $       --    $       --    $       --    $       --
                                          ==========     ==========     ==========    ==========    ==========    ==========

***The original of this document MUST BE FILED with the United States Bankruptcy
          Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED                         EXP.
AS OF SIGNATURE DATE                                  DATE
-----------------------------       ------------------------
CASUALTY                            YES (X) NO ( )  10 31 03
LIABILITY                           YES (X) NO ( )  10 31 03
VEHICLE                             YES (X) NO ( )  10 31 03
WORKER'S                            YES (X) NO ( )  10 31 03
OTHER:                              YES (X) NO ( )  11 30 03

ATTORNEY NAME:                      John F. Higgins IV
FIRM:                               Porter & Hedges, L.L.P.
ADDRESS:                            700 Louisiana
ADDRESS:                            Suite 3500
CITY, STATE ZIP:                    Houston, TX 77002-2764
TELEPHONE:                          713-226-0648




                                                                                            CIRCLE ONE
Are all accounts receivable being collected within terms?                                   YES     NO X
Are all post-petition liabilities, including taxes, being paid within terms?                YES X   NO
Have any pre-petition liabilities been paid?   YES X   NO       If so, describe
PRE-PETITION LIABILITIES WHICH WERE APPROVED FOR PAYMENT BY THE COURT (I.E., EMPLOYEES REIMBURSEMENTS, CRITICAL
-------------------------------------------------------------------------------------------------------------------
VENDORS, ETC.) WERE PAID.
-------------------------
Are all funds received being deposited into DIP bank accounts?  YES    NO X   If so, describe
FOUR "NON-DIP" LOCK-BOX ACCOUNTS (WELLS-FARGO OWNED) ALSO RECEIVE CASH DEPOSITS
-------------------------------------------------------------------------------------------------------------------
Were any assets disposed of outside the normal course of business?                          YES     NO X
If so, describe
                ---------------------------------------------------------------------------------------------------
Are all U.S. Trustee Quarterly Fee Payments Current?                                        YES X    NO
What is the status of your Plan of Reorganization?         PLAN IS BEING PREPARED.
                                                   ----------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

              I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

              SIGNED          /s/ Michael S. Taff
                     ---------------------------------------------
                              (ORIGINAL SIGNATURE)

              TITLE        V.P. and Corporate Controller
                    ----------------------------------------------

MOR-1

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718-H2-11

                            COMPARATIVE BALANCE SHEET
                            [In Thousands of Dollars]

                                         FILING DATE
                ASSETS                   JUNE 2, 2003  JUN - 2003    JUL - 2003  AUG - 2003   SEP - 2003    OCT - 2003  NOV - 2003
---------------------------------------- ------------  -----------  -----------  -----------  -----------  -----------  ----------
CURRENT ASSETS:
  Cash                                    $    16,851  $    17,693  $    13,408
  Restricted Cash:  Wells-Fargo Foothill       14,860       41,896       53,714
  Accounts Receivable, Net                    166,223      142,840      133,111
  Inventory: Lower of Cost or Market           23,253       20,153       20,746
  Other                                        43,233       39,448       39,670
TOTAL CURRENT ASSETS                          264,420      262,030      260,649           --           --           --          --
                                          ===========  ===========  ===========  ===========  ===========  ===========  ==========
Property, Plant and Equipment at Cost         266,624      268,749      269,424
Less: Accumulated Depreciation                (91,313)     (93,752)     (96,085)
Net Book Value of Property, Plant and
  Equipment                                   175,311      174,997      173,339           --           --           --          --
                                          ===========  ===========  ===========  ===========  ===========  ===========  ==========
Other Long-Term Assets                         22,015       21,824       21,667
TOTAL ASSETS                              $   461,746  $   458,851  $   455,655  $        --  $        --  $        --  $       --
                                          ===========  ===========  ===========  ===========  ===========  ===========  ==========

MOR-2

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718-H2-11

                            COMPARATIVE BALANCE SHEET
                            [In Thousands of Dollars]

                                            FILING DATE
LIABILITIES AND OWNER'S EQUITY              JUNE 2, 2003  JUN - 2003  JUL - 2003  AUG - 2003   SEP - 2003   OCT - 2003  NOV - 2003
                                            ------------  ----------  ----------  ----------   ----------   ----------  ----------
LIABILITIES:
   POST-PETITION LIABILITIES (MOR-4)        $         --  $   53,207  $   62,584  $       --   $       --   $       --  $       --
                                            ------------  ----------  ----------  ----------   ----------   ----------  ----------
   PRE-PETITION LIABILITIES:
      Secured Term Note Payable                  170,905     170,905     170,905          --           --           --          --
      Secured PIK Notes Payable                  137,027     137,027     137,027
      Unsecured PIK Notes Payable                 51,003      51,178      51,178
      Revolver Note Payable                       50,282      50,282      50,282
      Other Notes Payable                          5,334       5,136       5,136
      Intercompany Notes Receivable with
        Non-Filed Entities                       (50,878)    (50,878)    (50,878)
      Trade Accounts Payable                      73,028      61,045      60,934
      Other Accrued Liabilities                  141,466     105,092      99,094
                                            ------------  ----------  ----------  ----------   ----------   ----------  ----------
   PRE-PETITION LIABILITIES                      578,167     529,787     523,678          --           --           --          --
                                            ------------  ----------  ----------  ----------   ----------   ----------  ----------
TOTAL LIABILITIES                                578,167     582,994     586,262          --           --           --          --
                                            ============  ==========  ==========  ==========   ==========   ==========  ==========

STOCKHOLDER'S EQUITY (DEFICIT):
   Capital Stock                                 122,827     122,833     122,838          --           --           --          --
   Pre-Petition Retained Deficit and
      Wholly-Owned Subsidiary Stock             (239,248)   (239,248)   (239,248)         --           --           --          --
   Post-Petition Change in Foreign Currency
      Translation                                     --         (48)        (10)         --           --           --          --
   Post-Petition Retained Earnings / (Loss)           --      (7,680)    (14,187)         --           --           --          --
                                            ------------  ----------  ----------  ----------   ----------   ----------  ----------
TOTAL STOCKHOLDER'S EQUITY / (DEFICIT)          (116,421)   (124,143)   (130,607)         --           --           --          --
                                            ------------  ----------  ----------  ----------   ----------   ----------  ----------
TOTAL LIABILITIES & OWNER'S EQUITY               461,746     458,851     455,655          --           --           --          --
                                            ============  ==========  ==========  ==========   ==========   ==========  ==========

MOR-3

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                      SCHEDULE OF POST-PETITION LIABILITIES
                            [In Thousands of Dollars]

                                         JUN - 2003    JUL - 2003    AUG - 2003    SEP - 2003    OCT - 2003    NOV - 2003
                                         ----------    ----------    ----------    ----------    ----------    ----------
Trade Accounts Payable (a)               $   18,132    $   16,291
Bank Indebtedness                             5,453        10,220
Accrued Liabilities                          22,521        26,004
Intercompany Payable / (Receivable)           7,101        10,069
Secured Debt Post-Petition                       --            --
                                         ----------    ----------    ----------    ----------    ----------    ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)  $   53,207    $   62,584    $       --    $       --    $       --    $       --
                                         ==========    ==========    ==========    ==========    ==========    ==========

(a) Trade accounts payable also includes manually accrued accounts payable invoices.

MOR-4

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                          AGING OF ACCOUNTS RECEIVABLE
                            [In Thousands of Dollars]

                          AGING OF ACCOUNTS RECEIVABLE

            MONTH                  JUN - 2003     JUL - 2003     AUG - 2003    SEP - 2003    OCT - 2003      NOV-03
-------------------------------    ----------     ----------     ----------    ----------    ----------    ----------
0-30                               $   86,389     $   77,562     $       --    $       --    $       --    $       --
31-60                                  28,754         23,352             --            --            --            --
61-90                                  12,698         14,532             --            --            --            --
91 +                                   33,347         35,329             --            --            --            --
                                   ----------     ----------     ----------    ----------    ----------    ----------
Gross Trade Accounts Receivable       161,188        150,775             --            --            --    $       --
Less: Bad Debt Reserve                (18,348)       (17,664)            --            --            --            --
                                   ----------     ----------     ----------    ----------    ----------    ----------
Accounts Receivable, net           $  142,840     $  133,111     $       --    $       --    $       --    $       --
                                   ==========     ==========     ==========    ==========    ==========    ==========

MOR-5

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                           STATEMENT OF INCOME (LOSS)
                            [In Thousands of Dollars]

               MONTH                     JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003  OCT - 2003  NOV - 2003  FILING TO DATE
---------------------------------------  ----------   ----------   ----------   ----------  ----------  ----------  --------------
REVENUES (MOR-1)                         $   63,454   $   60,467                                                    $      123,921
TOTAL COST OF REVENUES                       54,120       54,036                                                           108,156
GROSS PROFIT                             $    9,334   $    6,431   $       --   $       --  $       --  $       --  $       15,765
                                         ----------   ----------   ----------   ----------  ----------  ----------  --------------
OPERATING EXPENSES:
  Selling & Marketing                    $    1,351   $    1,504                                                    $        2,855
  General & Administrative                    1,586        4,720                                                             6,306
  Professional Fees                           3,172        2,831                                                             6,003
  Other (attach list)                            --           --                                                                --
TOTAL OPERATING EXPENSE                  $    6,109   $    9,055   $       --   $       --  $       --  $       --  $       15,164
                                         ----------   ----------   ----------   ----------  ----------  ----------  --------------
INCOME BEFORE INT, DEPR/TAX (MOR-1)      $    3,225   $   (2,624)  $       --   $       --  $       --  $       --  $          601
INTEREST EXPENSE                              1,254        1,077                                                             2,331
DEPRECIATION                                  2,393        2,371                                                             4,764
OTHER (INCOME) EXPENSES  (a)                   (390)        (387)                                                             (777)
DISCONTINUED OPERATIONS (INCOME) / LOSS       7,710          857                                                             8,567
TOTAL INT, DEPR & OTHER ITEMS            $   10,967   $    3,918   $       --   $       --  $       --  $       --  $       14,885
                                         ----------   ----------   ----------   ----------  ----------  ----------  --------------
NET INCOME BEFORE TAXES                  $   (7,742)  $   (6,542)  $       --   $       --  $       --  $       --  $      (14,284)
INCOME TAXES (BENEFIT)                          (62)         (35)                                                              (97)
                                         ----------   ----------   ----------   ----------  ----------  ----------  --------------
NET INCOME (LOSS) (MOR-1)                $   (7,680)  $   (6,507)  $       --   $       --  $       --  $       --  $      (14,187)
                                         ==========   ==========   ==========   ==========  ==========  ==========  ==============

(a) PRINCIPALLY COMPRISED OF INTERCOMPANY INTEREST INCOME ON INTERCOMPANY NOTES RECEIVABLE FROM AFFILIATED NON-FILED CANADIAN ENTITIES OF THE COMPANY.

MOR-6

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                 REPORT OF CASH RECEIPTS AND CASH DISBURSEMENTS
                                 [In Thousands]

CASH RECEIPTS AND
DISBURSEMENTS                              Jun - 2003   Jul - 2003  Aug - 2003  Sep - 2003  Oct - 2003  Nov - 2003  FILING TO DATE
-----------------------------------------  ----------   ----------  ----------  ----------  ----------  ----------  --------------
1. CASH-BEGINNING OF MONTH per VS report   $   16,851   $   17,693  $       --  $       --  $       --  $       --  $       16,851
                                           ----------   ----------  ----------  ----------  ----------  ----------  --------------
RECEIPTS:
2. Industrial Services Group                   39,828       35,353                                                          75,181
3. PSD Group                                    4,884        5,726                                                          10,610
4. Metals Group                                42,830       29,803                                                          72,633
5. Corporate                                       --           --                                                              --
6. Non Filed Entity Receipts                    1,225        1,338                                                           2,563
TOTAL RECEIPTS                                 88,767       72,220          --          --          --          --         160,987
                                           ----------   ----------  ----------  ----------  ----------  ----------  --------------
DISBURSEMENTS:
7. A/P DISBURSEMENTS:
8. Industrial Services Group                   10,880       20,386                                                          31,266
9. PSD Group                                      867        1,178                                                           2,045
10.Metals Group                                19,952       25,726                                                          45,678
11.Corporate                                    3,827        6,767                                                          10,594
12.TOTAL A/P DISBURSEMENTS                     35,526       54,057          --          --          --          --          89,583
13.PAYROLL DISBURSEMENTS:
14.Industrial Services Group                   12,779       13,589                                                          26,368
15.PSD Group                                    2,501        2,096                                                           4,597
16.Metals Group                                 2,295        3,001                                                           5,296
17.Corporate                                    1,160          824                                                           1,984
18.TOTAL PAYROLL DISBURSEMENTS                 18,735       19,510          --          --          --          --          38,245
TOTAL DISBURSEMENTS FROM OPERATIONS            54,261       73,567          --          --          --          --         127,828
                                           ----------   ----------  ----------  ----------  ----------  ----------  --------------
19.PROFESSIONAL FEES                               --           10                                                              10
20.U.S. TRUSTEE FEES                               --           --                                                              --
21.OTHER REORGANIZATION EXPENSES
    (attach list)                                  --           --                                                              --
TOTAL DISBURSEMENTS                            54,261       73,577          --          --          --          --         127,838
                                           ----------   ----------  ----------  ----------  ----------  ----------  --------------
22.CLEARING INFLOWS (OUTFLOWS)                 (5,952)       8,214          --          --          --          --           2,262
23.NET CASH FLOW                               28,554        6,857          --          --          --          --          35,411
24.RESTRICTED CASH DUE FROM WELLS
    FARGO FOOTHILL                             27,712       11,142          --          --          --          --          38,854
25.CASH - END OF MONTH (MOR-2)             $   17,693   $   13,408  $       --  $       --  $       --  $       --  $       13,408
                                           ==========   ==========  ==========  ==========  ==========  ==========  ==============

MOR-7

                      *Applies to Individual debtor's only.

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                 TOTAL DISBURSEMENTS - DETAILED BY LEGAL ENTITY
                                 [In Thousands]

    BANKRUPTCY
NO.     NO.        FEIN                NAME OF DEBTOR                  JUN - 2003  JUL - 2003  AUG - 2003  SEP - 2003
--  ----------  ----------  -----------------------------------------  ----------  ----------  ----------  ----------
 1       37718  98-0131394  Philip Services Corporation                $      528  $      698  $       --  $       --
 2       37719  88-0315217  21st Enviro Mgmt (NV)                             178         178          --          --
 3       37726  05-0476858  21st Enviro Mgmt (RI)                              --          --          --          --
 4       37727  36-2999642  ACE/Allwaste of Indiana, Inc.                     136         193          --          --
 5       37728  58-1615191  Allwaste Tank Cleaning, Inc.E15                 1,163       2,358          --          --
 6       37729  63-1059703  Allworth, Inc.                                    103         151          --          --
 7       37731  91-0856173  BEI (WA), Inc.                                    892         706          --          --
 8       37733  58-1647392  Cappco Tubular Products, Inc.                      --          --          --          --
 9       37735  34-1659465  Chem Freight, Inc.                                 --          --          --          --
10       37736  65-0476480  Chem Pollution Control FL, Inc.                    79          90          --          --
11       37737  11-3202344  Chem Pollution Control - NY, Inc.                 110         122          --          --
12       37738  75-1730470  Chemical Reclamation Services, Inc.               465         735          --          --
13       37739  34-1852236  Cousins Waste Control, Inc.                       331         420          --          --
14       37740  38-2263067  Cyano-Kem, Inc.                                    --          --          --          --
15       37741  72-0719253  Delta Maintenance, Inc.                            94         157          --          --
16       37742  25-1538512  D&L, Inc.                                          --          --          --          --
17       37743  72-0940971  International Catalysts, Inc.                     330         466          --          --
18       37744  61-1090856  Jesco, Inc.                                       198         231          --          --
19       37745  05-0436875  Northland Environmental , Inc.                    388         908          --          --
20       37746  38-2387251  Nortru, Inc.                                      782       1,230          --          --
21       37747  37-1021508  Philip Environmental Services Corp.             1,400       2,315          --          --
22       37748  15-0433570  Philip Metals (USA), Inc.                          --          --          --          --
23       37749  76-0284668  Philip Reclamation Corp. Houston, Inc.            307         270          --          --
24       37750  42-1167435  Philip North Central, Inc.                        324         427          --          --
25       37751  95-3484009  Philip Transportation & Remediation, Inc.       1,330       1,515          --          --
26       37752  91-1420891  PSC Environmental Services, Inc.                   --          --          --          --
27       37753  31-1574374  PSC Metals, Inc.                               22,247      28,727          --          --
28       37754  76-0303456  PSC Recovery Systems, Inc.                        187         416          --          --
29       37755  76-0474965  PSC Industrial Outsourcing, Inc.               20,618      28,515          --          --
30       37756  98-0185025  PSC Industrial Services, Inc.                      --          --          --          --
31       37757  22-2301518  Republic Environmental Recycling
                                (New Jersey) Inc.                              --          --          --          --
32       37758  23-2146567  Republic Environmental System
                                (Pennsylvania), Inc.                          305         803          --          --
33       37759  52-2062642  Luntz Acquisition                                  --          --          --          --
34       37760  25-1509265  Republic Environmental System
                                (Transportation Group), Inc.                  120         239          --          --
35       37761  22-2713662  Republic Environmental System
                                (Technical Services Group), Inc.               --          --          --          --
36       37762  91-1358675  Resource Recovery Corporation                       1           1          --          --
37       37763  95-2139931  Rho-Chem, Inc.                                    225         214          --          --
38       37764  52-2026970  RMF Global, Inc.                                  157         182          --          --
39       37765  38-2736173  RMF Industrial Contracting, Inc.                1,154       1,214          --          --
40       37766  72-1285495  Serv-Tech EPC, Inc.                                --          --          --          --
41       37768  72-0650854  Serv-Tech EPC Subsidiary, Inc.                     --          --          --          --
42       37769  43-1198595  Solvent Recovery Corp.                             96          89          --          --
43       37770  23-2246990  Thermal-KEM, Inc.                                  12           6          --          --
44       37772  76-0109675  Total Refractory Systems, Inc.                     --          --          --          --
                                                                       ----------  ----------  ----------  ----------
                            TOTAL DISBURSEMENTS                        $   54,261  $   73,577  $       --  $       --
                                                                       ==========  ==========  ==========  ==========

    BANKRUPTCY
NO.     NO.        FEIN                NAME OF DEBTOR                  OCT - 2003  NOV - 2003  FILING TO DATE
--  ----------  ----------  -----------------------------------------  ----------  ----------  --------------
 1       37718  98-0131394  Philip Services Corporation                $       --  $       --  $        1,226
 2       37719  88-0315217  21st Enviro Mgmt (NV)                              --          --             356
 3       37726  05-0476858  21st Enviro Mgmt (RI)                              --          --              --
 4       37727  36-2999642  ACE/Allwaste of Indiana, Inc.                      --          --             329
 5       37728  58-1615191  Allwaste Tank Cleaning, Inc.E15                    --          --           3,521
 6       37729  63-1059703  Allworth, Inc.                                     --          --             254
 7       37731  91-0856173  BEI (WA), Inc.                                     --          --           1,598
 8       37733  58-1647392  Cappco Tubular Products, Inc.                      --          --              --
 9       37735  34-1659465  Chem Freight, Inc.                                 --          --              --
10       37736  65-0476480  Chem Pollution Control FL, Inc.                    --          --             170
11       37737  11-3202344  Chem Pollution Control - NY, Inc.                  --          --             232
12       37738  75-1730470  Chemical Reclamation Services, Inc.                --          --           1,200
13       37739  34-1852236  Cousins Waste Control, Inc.                        --          --             750
14       37740  38-2263067  Cyano-Kem, Inc.                                    --          --              --
15       37741  72-0719253  Delta Maintenance, Inc.                            --          --             251
16       37742  25-1538512  D&L, Inc.                                          --          --              --
17       37743  72-0940971  International Catalysts, Inc.                      --          --             796
18       37744  61-1090856  Jesco, Inc.                                        --          --             429
19       37745  05-0436875  Northland Environmental , Inc.                     --          --           1,296
20       37746  38-2387251  Nortru, Inc.                                       --          --           2,012
21       37747  37-1021508  Philip Environmental Services Corp.                --          --           3,715
22       37748  15-0433570  Philip Metals (USA), Inc.                          --          --              --
23       37749  76-0284668  Philip Reclamation Corp. Houston, Inc.             --          --             577
24       37750  42-1167435  Philip North Central, Inc.                         --          --             752
25       37751  95-3484009  Philip Transportation & Remediation, Inc.          --          --           2,845
26       37752  91-1420891  PSC Environmental Services, Inc.                   --          --              --
27       37753  31-1574374  PSC Metals, Inc.                                   --          --          50,974
28       37754  76-0303456  PSC Recovery Systems, Inc.                         --          --             603
29       37755  76-0474965  PSC Industrial Outsourcing, Inc.                   --          --          49,132
30       37756  98-0185025  PSC Industrial Services, Inc.                      --          --              --
31       37757  22-2301518  Republic Environmental Recycling
                                (New Jersey) Inc.                              --          --              --
32       37758  23-2146567  Republic Environmental System
                                (Pennsylvania), Inc.                           --          --           1,109
33       37759  52-2062642  Luntz Acquisition                                  --          --              --
34       37760  25-1509265  Republic Environmental System
                                (Transportation Group), Inc.                   --          --             359
35       37761  22-2713662  Republic Environmental System
                                (Technical Services Group), Inc.               --          --              --
36       37762  91-1358675  Resource Recovery Corporation                      --          --               2
37       37763  95-2139931  Rho-Chem, Inc.                                     --          --             440
38       37764  52-2026970  RMF Global, Inc.                                   --          --             339
39       37765  38-2736173  RMF Industrial Contracting, Inc.                   --          --           2,368
40       37766  72-1285495  Serv-Tech EPC, Inc.                                --          --              --
41       37768  72-0650854  Serv-Tech EPC Subsidiary, Inc.                     --          --              --
42       37769  43-1198595  Solvent Recovery Corp.                             --          --             185
43       37770  23-2246990  Thermal-KEM, Inc.                                  --          --              18
44       37772  76-0109675  Total Refractory Systems, Inc.                     --          --              --
                                                                       ----------  ----------  --------------
                            TOTAL DISBURSEMENTS                        $       --  $       --  $      127,838
                                                                       ==========  ==========  ==============

MOR-7(A)

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                          BANK ACCOUNT RECONCILIATIONS
                            [In Thousands of Dollars]

                                 Book            Bank
                                Balance         Balance       Difference
                               ----------      ----------     ----------
Industrial Services Group      $   (1,324)     $      319     $   (1,643)
Project Services Group               (602)             --           (602)
Metals Services Group                (911)            838         (1,749)
Corporate                          16,245           7,230          9,015
                               ----------      ----------     ----------
    Total Cash                 $   13,408      $    8,387     $    5,021
                               ==========      ==========     ==========

MOR-8

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                      PAYMENT TO INSIDERS AND PROFESSIONALS
                            [In Thousands of Dollars]

                                                                                                           FILING
     PROFESSIONALS: NAME      JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003  TO DATE
---------------------------   ----------   ----------   ----------   ----------   ----------   ----------  -------
     1 Van Ness Feldman               --            8           --           --           --           --      8
     2 Dierker & Glassmeyer           --            2           --           --           --           --      2
                              ----------   ----------   ----------   ----------   ----------   ----------  -------
  TOTAL PROFESSIONALS (MOR-1) $       --   $       10   $       --   $       --   $       --   $       --   $  8
                              ==========   ==========   ==========   ==========   ==========   ==========  =======

                                                                                                           FILING
       INSIDERS: NAME         JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003  TO DATE
---------------------------   ----------   ----------   ----------   ----------   ----------   ----------  -------
      1 Michael Taff          $       32   $       14                                                       $ 46
      2 David Andrews                 30           12                                                         42
      3 Robert Lewis                  30           12                                                         42
      4 Robert Millstone              25           22                                                         47
      5 Donald Forlani                23           24                                                         47
      6 Michael Ramirez               21           19                                                         40
      7 Robert Knauss                 18           14                                                         32
      8 Robert Card                   17           10                                                         27
      9 Brian Recatto                 16           20                                                         36
     10 John Rent                     16           31                                                         47
     11 Douglas McSorley              13           25                                                         38
     12 James Boggs                   12           12                                                         24
     13 James Jacko                   10           15                                                         25
     14 Vince Gentile                  8            5                                                         13
     15 Deborah Huston                 8            7                                                         15
     16 Linda Bogdanovic               8           13                                                         21
     17 Steve Forystek                 8            8                                                         16
     18 James Lanclos                  7            8                                                         15
     19 Felix Pardo                    7            3                                                         10
     20 Phillip Thurston               7            9                                                         16
     21 Michael Stineman               7           12                                                         19
     22 Harold First                   6            3                                                          9
     23 Gerald Francis                 6            6                                                         12
     24 Robert Mitchell                6            3                                                          9
     25 Roger Sheidler                 6            8                                                         14
     26 Jerry Leslie                   5            8                                                         13
     27 Edmund Frost                   4            3                                                          7
     28 Stanley Norman                 4            3                                                          7
     29 Melissa Materna                3            4                                                          7
                              ----------   ----------   ----------   ----------   ----------   ----------  -------
  TOTAL INSIDERS (MOR-1)      $      363   $      333   $       --   $       --   $       --   $       --    696
                              ==========   ==========   ==========   ==========   ==========   ==========  =======

MOR-9